Supplement Dated October 1, 2012 To The Prospectus Dated May 1, 2012

For The Pacific Select Variable Annuity Contract Issued By Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2012, as supplemented.

The purpose of this supplement is to modify the annual charges for certain optional living benefit riders and to add additional Investment Options.

For Income Access and Guaranteed Protection Advantage 3 optional living benefit riders with a Rider Effective Date on or after October 1, 2012, all references in the Prospectus to the current/annual charge percentage and the maximum annual charge percentage will change to the following:

	Current/Annual Charge Percentage	Maximum Annual Charge Percentage
Income Access	1.10%	1.75%
Guaranteed Protection Advantage 3 (GPA 3)	1.30%	1.75%

If you purchased the above referenced riders and your Rider Effective Date is before October 1, 2012, the rider charge percentage changes do not apply to you.

Effective October 1, 2012, all references in the Prospectus to the current/annual charge percentage for the following optional living benefit riders will change to the following:

Current/Annual Charge Percentage
CoreIncome Advantage Plus (Single)	0.40%
CoreIncome Advantage 5 Plus (Single)	0.80%
CoreIncome Advantage	0.40%
CoreIncome Advantage 5	0.80%
CoreProtect Advantage	1.00%

If you purchased one of the above referenced riders and your Rider Effective Date is before October 1, 2012, the new percentage will not apply unless a Reset occurs as disclosed in your Prospectus. The Maximum Annual Charge Percentage is not changing for any of the optional riders listed above. Please see the CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges section and the OPTIONAL LIVING BENEFIT RIDERS section in the Prospectus for complete information.

The AN OVERVIEW OF PACIFIC SELECT VARIABLE ANNUITY section is amended as follows:

The Examples subsection is replaced with the following:

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. The maximum amounts reflected below include the maximum periodic Contract expenses, Contract Transaction Expenses, Separate Account annual expenses and the Portfolio with the highest fees and expenses for the year ended December 31, 2011. The maximum amounts also include the combination of optional Riders whose cumulative maximum charge expenses totaled more than any other optional Rider combination. The optional Riders included are Income Access, GPA 3 and GIA II. The minimum amounts reflected below include the minimum periodic Contract expenses, Separate Account annual expenses and the Portfolio with the lowest fees and expenses for the year ended December 31, 2011. The minimum amounts do not include any optional Riders.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Purchase Payment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

•	If you surrendered your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$1,341	$2,876	$4,346	$8,284
Minimum*	$718	$1,002	$1,220	$2,059

•	If you annuitized your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$1,341	$2,426	$4,076	$8,284
Minimum*	$718	$552	$950	$2,059

•	If you did not surrender or annuitize, but left the money in your Contract:

	1 Year	3 Years	5 Years	10 Years
Maximum*	$801	$2,426	$4,076	$8,284
Minimum*	$178	$552	$950	$2,059

* In calculating the examples above, we used the maximum and minimum total operating expenses of all the Portfolios as shown in the Fees And Expenses section of each Fund Prospectus. For more information on Contract fees and expenses, see CHARGES, FEES AND DEDUCTIONS in the Prospectus, and see each Fund Prospectus. See the FINANCIAL HIGHLIGHTS section in the Prospectus for condensed financial information about the Subaccounts.

On or about October 1, 2012, the following Investment Options will be available:

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
Global Absolute Return	Seeks to provide total return.	Eaton Vance Management
Currency Strategies	Seeks to provide total return.	UBS Global Asset Management (Americas) Inc.
Precious Metals	Seeks long-term growth of capital.	Wells Capital Management Incorporated

Only 2 transfers into or out of each Global Absolute Return, Currency Strategies, or Precious Metals Investment Option may occur in any calendar month.

For more information on the new Pacific Select Fund portfolios, including a discussion of the investment techniques, charges and expenses, and risks associated with each portfolio’s investments, see the Pacific Select Fund prospectus. You can obtain a Pacific Select Fund prospectus by contacting your financial advisor or online at www.PacificLife.com/PacificSelectFund.htm.

On or about January 1, 2013, the portfolio manager for the Pacific Select Fund Mid-Cap Equity Investment Option will be replaced with Scout Investments, Inc.

Form No.:  PSVASUP1012